Exhibit 10.4

Prepared by, and after recording

return to:

Cullen and Dykman LLP

100 Quentin Roosevelt Blvd., 4th Fl.

Garden City, New York 11530

Attn: Daniel M. Bagatta

Consolidation, Modification and Extension Agreement,

Assignment of Leases and Rents

and Security Agreement

====================================================================

Block:          4964, Lot:               47

3101/3 Foster Avenue a/k/a 3102/4 Newkirk Avenue, Brooklyn, New York

Block:          4995, Lot:               30

3202-3224 Foster Avenue a/k/a 1402-1416 New York Avenue, Brooklyn, New York

Block:          4964, Lot:               40

1368 New York Avenue a/k/a 1350-1372 New York Avenue, Brooklyn, New York

Block:          4967, Lot:               40

3505 Foster Avenue a/k/a 3301-3505 Foster Avenue, Brooklyn, New York

Block:          4981, Lot:               1

1401 New York Avenue a/k/a 1401-1419 New York Avenue, Brooklyn, New York

Block:          4981, Lot:               50

1402 Brooklyn Avenue a/k/a 1402-1420 Brooklyn Avenue, Brooklyn, New York

Block:          5000, Lot:               200

1405 Brooklyn Avenue a/k/a 1421 & 1425 Brooklyn Avenue, Brooklyn, New York

All properties in Kings County

Consolidation Modification & Extension Agreement	CD Form 146	Page 1
Loan No. 110701749 File No. 123-33414	04-09-11

CONSOLIDATION, MODIFICATION AND EXTENSION AGREEMENT, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT

THIS CONSOLIDATION, MODIFICATION AND EXTENSION AGREEMENT, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT (herein "Agreement") is made as of the 21st day of February, 2018, between Renaissance Equity Holdings LLC A, Renaissance Equity Holdings LLC B, Renaissance Equity Holdings LLC C, Renaissance Equity Holdings LLC D, Renaissance Equity Holdings LLC E, Renaissance Equity Holdings LLC F, and Renaissance Equity Holdings LLC G, each a limited liability company, organized and existing under the laws of New York, and each with a principal place of business at 4611 12th Avenue, Suite 1L, Brooklyn, New York 11219 (collectively herein "Borrower") and New York Community Bank, a New York banking corporation, with a place of business at NYCB Plaza, 102 Duffy Avenue - 3rd Floor, Hicksville, New York 11801 (herein "Lender").

WHEREAS Borrower is indebted to Lender in the principal sum of Two Hundred Forty Six Million and 00/100 Dollars (US $246,000,000.00) and Borrower and Lender desire to secure (a) the repayment of that indebtedness, with interest, and all renewals, extensions and modifications thereof, (b) the repayment of any future advances, with interest thereon made by Lender to Borrower, and (c) the performance of all of Borrower's obligations, covenants and agreements stated herein and consolidated herewith; and

WHEREAS Borrower has a fee interest in the real property located at (i) 3101/3 Foster Avenue a/k/a 3102/4 Newkirk Avenue, Brooklyn, New York, (ii) 3202-3224 Foster Avenue a/k/a 1402-1416 New York Avenue, Brooklyn, New York, (iii) 1368 New York Avenue a/k/a 1350-1372 New York Avenue, Brooklyn, New York, (iv) 3505 Foster Avenue a/k/a 3301-3505 Foster Avenue, Brooklyn, New York, (v) 1401 New York Avenue a/k/a 1401-1419 New York Avenue, Brooklyn, New York, (vi)1402 Brooklyn Avenue a/k/a 1402-1420 Brooklyn Avenue, Brooklyn, New York and (vii) 1405 Brooklyn Avenue a/k/a 1421 & 1425 Brooklyn Avenue, Brooklyn, New York, in Kings County, State of New York, having the legal description set out in Exhibit A hereto (collectively herein "Property").

Borrower hereby covenants and agrees with Lender as follows:

1.       BORROWER'S ASSUMPTION OF OBLIGATIONS UNDER NOTES AND MORTGAGES.

Borrower assumes all of the obligations and agreements of the notes (herein, "Notes") secured by the mortgages, deeds of trust or other security instruments (herein "Mortgages") listed on Exhibit B attached hereto. Borrower also assumes all of the obligations in all agreements, whether or not listed in Exhibit B, which consolidate, modify or extend such Notes and Mortgages.

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Loan No. 110701749 File No. 123-33414	04-09-11

2.       AGREEMENT TO CONSOLIDATE AND MODIFY THE NOTES.

The Borrower agrees that the obligations under the Notes (and under all other agreements which consolidated, modified or extended the obligations under the Notes) shall be and are hereby consolidated. To that end, Borrower has concurrently herewith executed and delivered to Lender an Amended and Restated Mortgage Note (herein, "Consolidated Note") which consolidates, amends and restates in their entirety the terms and provisions of the Notes.

3.       AGREEMENT TO CONSOLIDATE AND MODIFY THE MORTGAGES.

Borrower agrees that the rights and obligations under the Mortgages (and under all other agreements which consolidated, modified or extended rights and obligations under the Mortgages) shall be and are hereby consolidated and that Lender's rights in the Property shall be and are hereby combined so that Lender has one real estate security interest (herein, "Consolidated Mortgage") securing the Consolidated Note evidencing Borrower's indebtedness to Lender. Borrower and Lender agree that the terms of the Consolidated Mortgage are hereby amended and restated in their entirety to be the terms which are set out in Exhibit C hereto. As consolidated and restated hereby, the terms and provisions of the Mortgages shall remain in full force and effect and are hereby ratified and confirmed by Borrower in all respects. For purposes of the Consolidated Mortgage, Borrower's address stated above and Lender's address stated above shall be the addresses of Borrower and Lender, respectively, unless and until modified in accordance with the terms of the Consolidated Mortgage.

4.       BORROWER'S WARRANTIES.

Borrower covenants that Borrower is lawfully seized of a fee estate in the property and has the right to consolidate, modify and extend the Notes and Mortgages (and, if this Agreement is on a leasehold, that the ground lease is in full force and effect without modification except as noted in Exhibit D, if any, attached hereto and without default on the part of either lessor or lessee thereunder) and that Borrower will defend generally the title to the Property against all claims and demands, subject to any easements and restrictions listed in a schedule of exceptions to coverage in any title insurance policy insuring Lender's interest in the Property. Borrower also covenants and warrants that there are no offsets, counterclaims or defenses against the indebtedness now unpaid or against the Consolidated Note or the Consolidated Mortgage.

5.       TERMINATION; CHANGE; AMENDMENTS.

This Agreement may not be terminated, changed or amended except by a written agreement signed by the party whose rights or obligations are being changed by that Agreement.

Consolidation Modification & Extension Agreement	CD Form 146	Page 3
Loan No. 110701749 File No. 123-33414	04-09-11

6.       LOST NOTE(S).

In the event that any of the notes secured by mortgages set forth in Exhibit B (the "Lost Notes"), were lost or misplaced by the current owner or its predecessor in interest and have not been delivered to the Lender with the assignment of the mortgages hereinabove set forth, the Borrower hereby agrees that, notwithstanding the fact that the Lost Notes have not been delivered to the Lender, the Borrower remains indebted to the Lender in the full amount of Two Hundred Forty Six Million and 00/100 Dollars (US $246,000,000.00) as set forth hereinabove and as set forth in and evidenced by the Consolidated Note executed by the Borrower of even date herewith, which amount includes the principal balance now remaining unpaid on the Lost Notes. The Borrower further agrees and hereby waives any and all claims and/or rights in any way relating to or arising from the Lost Notes whether as a defense in any action brought by the Lender to enforce any of the terms of this Instrument or collect the full amount due and owing under this Instrument or the Consolidated Note or otherwise. Borrower hereby indemnifies and holds the Lender harmless from and against any and all costs, liabilities, claims, damages, loss and expenses, including attorney's fees and expenses which at any time may be made, suffered or incurred by the Lender based upon the failure of the Lender to hold, obtain or deliver the Lost Notes.

THE REMAINDER OF THIS PAGE IS LEFT INTENTIONALLY BLANK.

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Loan No. 110701749 File No. 123-33414	04-09-11

IN WITNESS WHEREOF, Borrower and Lender have executed this Agreement or caused the same to be executed by their representatives thereunto duly authorized.

New York Community Bank

By:     /s/ Matthew P. Cullen__

Name: Matthew P. Cullen

Title:    Authorized Signatory

Renaissance Equity Holdings LLC A

By:     /s/ David Bistricer_________

Name: David Bistricer

Title:    Manager

Renaissance Equity Holdings LLC B

By:     /s/ David Bistricer_________

Name: David Bistricer

Title:    Manager

Renaissance Equity Holdings LLC C

By:     /s/ David Bistricer_________

Name: David Bistricer

Title:    Manager

Renaissance Equity Holdings LLC D

By:     /s/ David Bistricer_________

Name: David Bistricer

Title:    Manager

Renaissance Equity Holdings LLC E

By:     /s/ David Bistricer_________

Name: David Bistricer

Title:    Manager

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Loan No. 110701749 File No. 123-33414	04-09-11

Renaissance Equity Holdings LLC F

By:     /s/ David Bistricer_________

Name: David Bistricer

Title:    Manager

Renaissance Equity Holdings LLC G

By:     /s/ David Bistricer_________

           Name:              David Bistricer

Title:   Manager

State of New York	)
: ss.:
County of Kings	)

On the 21st day of February, 2018, before me, the undersigned, personally appeared David Bistricer, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity(ies), and that by his signatures on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

____________________________ Notary Public

State of New York	)
: ss.:
County of New York	)

On the ____ day of February, 2018, before me, the undersigned, personally appeared Matthew P. Cullen, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

____________________________ Notary Public

Consolidation Modification & Extension Agreement	CD Form 146	Page 6
Loan No. 110701749 File No. 123-33414	04-09-11

EXHIBIT "A" (Metes)

Parcel I

All that certain Lot, piece or parcel of land, with the buildings and improvements thereon erected, situate, lying and being in the Borough of Brooklyn, County of Kings, City and State of New York, bounded and described as follows:

BEGINNING at a point on the southerly side of Newkirk Avenue distant 130 feet easterly from the corner formed by the intersection of the southerly side of Newkirk Avenue and the easterly side of Nostrand Avenue;

RUNNING THENCE southerly parallel with Nostrand Avenue 430 feet to the northerly side of Foster Avenue;

THENCE easterly along the northerly side of Foster Avenue 139 feet 6 inches;

THENCE northerly parallel with Nostrand Avenue 430 feet to the southerly side of Newkirk Avenue;

THENCE westerly along the southerly side of Newkirk Avenue 139 feet 6 inches to the point or place of BEGINNING.

BEING COMMONLY KNOWN AS 3101/3 Foster Avenue a/k/a 3102/4 Newkirk Avenue, Brooklyn, New York 11210.

Parcel II

All that certain Lot, piece or parcel of land, with the buildings and improvements thereon erected, situate, lying and being in the Borough of Brooklyn, County of Kings, City and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the southerly side of Foster Avenue and the westerly side of New York Avenue;

RUNNING THENCE westerly along the southerly side of Foster Avenue 265 feet;

THENCE southerly parallel with New York Avenue 395 feet to the northerly side of Farragut Place;

THENCE easterly along the northerly side of Farragut Place and parallel with Foster Avenue 60 feet to the easterly side of East 32nd Street;

THENCE southerly along the easterly side of East 32nd Street and parallel with the westerly side of New York Avenue 40 feet;

THENCE easterly parallel with Foster Avenue 205 feet to the westerly side of New York Avenue;

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THENCE northerly along the westerly side of New York Avenue 435 feet to the corner, the point or place of BEGINNING.

BEING COMMONLY KNOWN AS 3202-3224 Foster Avenue a/k/a 1402-1416 New York Avenue, Brooklyn, New York 11210

Parcel III

All that certain Lot, piece or parcel of land, with the buildings and improvements thereon erected, situate, lying and being in the Borough of Brooklyn, County of Kings, City and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the southerly side of Newkirk Avenue and the westerly side of New York Avenue;

RUNNING THENCE southerly along the westerly side of New York Avenue 430 feet to the northerly side of Foster Avenue;

THENCE westerly along the northerly side of Foster Avenue 455 feet 6 inches;

THENCE northerly parallel with New York Avenue 430 feet to the southerly side of Newkirk Avenue;

THENCE easterly along the southerly side of Newkirk Avenue 455 feet 6 inches to the corner, the point or place of BEGINNING.

BEING COMMONLY KNOWN AS 1368 New York Avenue a/k/a 1350-1372 New York Avenue, Brooklyn, New York 11210.

Parcel IV

All that certain Lot, piece or parcel of land, with the buildings and improvements thereon erected, situate, lying and being in the Borough of Brooklyn, County of Kings, City and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the southerly side of Newkirk Avenue and the easterly side of New York Avenue;

RUNNING THENCE southerly along the easterly side of New York Avenue 430 feet to the northerly side of Foster Avenue;

THENCE easterly along the northerly side of Foster Avenue 720 feet to the westerly side of Brooklyn Avenue;

THENCE northerly along the westerly side of Brooklyn Avenue 197 feet 6 inches;

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THENCE westerly parallel with Foster Avenue 200 feet to the easterly side of East 35th Street;

THENCE southerly along the easterly side of East 35th Street 20 feet;

THENCE westerly parallel with Foster Avenue and along the southerly side of Victor Road 320 feet to the westerly side of East 34th Street;

THENCE northerly along the westerly side of East 34th Street 252 feet 6 inches to the southerly side of Newkirk Avenue;

THENCE westerly along the southerly side of Newkirk Avenue 200 feet to the corner, the point or place of BEGINNING.

BEING COMMONLY KNOWN AS 3505 Foster Avenue a/k/a 3301-3505 Foster Avenue, Brooklyn, New York 11210.

Parcel V

All that certain Lot, piece or parcel of land, with the buildings and improvements thereon erected, situate, lying and being in the Borough of Brooklyn, County of Kings, City and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the southerly side of Foster Avenue and the easterly side of New York Avenue;

RUNNING THENCE southerly along the easterly side of New York Avenue 435 feet;

THENCE easterly parallel with Foster Avenue 200 feet to the westerly side of East 34th Street;

THENCE northerly along the westerly side of East 34th Street and parallel with New York Avenue 40 feet to the northerly side of Brooklyn Road;

THENCE easterly along the northerly side of Brooklyn Road and parallel with Foster Avenue 131 feet;

THENCE northerly parallel with New York Avenue 395 feet to the southerly side of Foster Avenue;

THENCE westerly along the southerly side of Foster Avenue 331 feet to the corner the point or place of BEGINNING.

BEING COMMONLY KNOWN AS 1401 New York Avenue a/k/a 1401-1419 New York Avenue, Brooklyn, New York 11210.

Parcel VI

All that certain Lot, piece or parcel of land, with the buildings and improvements thereon erected, situate, lying and being in the Borough of Brooklyn, County of Kings, City and State of New York, bounded and described as follows:

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BEGINNING at the corner formed by the intersection of the southerly side of Foster Avenue and the westerly side of Brooklyn Avenue;

RUNNING THENCE southerly along the westerly side of Brooklyn Avenue 435 feet;

THENCE westerly parallel with Foster Avenue 200 feet to the easterly side of East 35th Street;

THENCE northerly along the easterly side of East 35th Street and parallel with Brooklyn Avenue 40 feet to the northerly side of Brooklyn Road;

THENCE westerly along the northerly side of Brooklyn Road and parallel with Foster Avenue 189 feet;

THENCE northerly parallel with Brooklyn Avenue 395 feet to the southerly side of Foster Avenue;

THENCE easterly along the southerly side of Foster Avenue 389 feet to the corner, the point or place of BEGINNING.

BEING COMMONLY KNOWN AS 1402 Brooklyn Avenue a/k/a 1402-1420 Brooklyn Avenue, Brooklyn, New York 11210.

Parcel VII

All that certain Lot, piece or parcel of land, with the buildings and improvements thereon erected, situate, lying and being in the Borough of Brooklyn, County of Kings, City and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the southerly side of Foster Avenue and the easterly side of Brooklyn Avenue;

RUNNING THENCE southerly along the easterly side of Brooklyn Avenue 475 feet;

THENCE easterly parallel with Foster Avenue 100 feet;

THENCE northerly parallel with Brooklyn Avenue 475 feet to the southerly side of Foster Avenue;

THENCE westerly along the southerly side of Foster Avenue 100 feet to the corner, the point or place of BEGINNING.

BEING COMMONLY KNOWN AS 1405 Brooklyn Avenue a/k/a 1421 & 1425 Brooklyn Avenue, Brooklyn, New York 11210.

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EXHIBIT "B" (Mortgages)

(a)     Mortgage dated October 7, 2005, made by Renaissance Equity Holdings LLC A to New York Community Bank, in the principal amount of $8,400,000.00, recorded in the Office of the Register of the County of Kings (“Register’s Office”) on November 1, 2005 as CRFN 2005000609332 (upon which a mortgage tax of $___________ was paid);

which said Mortgage (a), above described, was thereafter duly modified by the terms of a Note and Mortgage Modification Agreement dated as of December 1, 2009 and recorded in said Register’s Office on March 29, 2010 as CRFN 2010000105029;

(b)     Substitute Mortgage dated October 7, 2005, made by Renaissance Equity Holdings LLC B to New York Community Bank, in the principal amount of $14,830,000.00, recorded in said Register’s Office on November 4, 2005 as CRFN 2005000619203 (upon which a mortgage tax of $0 was paid);

which said Substitute Mortgage (b), above described, is derived from that certain Mortgage Modification and Severance Agreement made by Renaissance Equity Holdings LLC B, Renaissance Equity Holdings LLC D and Renaissance Equity Holdings LLC E to New York Community Bank dated October 7, 2005, and recorded in said Register’s Office on November 1, 2005 as CRFN 2005000609346;

(c)     Gap Mortgage dated October 7, 2005, made by Renaissance Equity Holdings LLC B to New York Community Bank, in the principal amount of $1,070,000.00, recorded in said Register’s Office on November 4, 2005 as CRFN 2005000619204 (upon which a mortgage tax of $___________ was paid);

which said two (2) Mortgages (b) and (c), above described, were thereafter duly consolidated into one joint lien and first mortgage in the principal sum of $15,900,000.00 and interest, by the terms of a Consolidation, Modification and Extension Agreement dated October 7, 2005 between New York Community Bank and Renaissance Equity Holdings LLC B, and duly recorded in said Register’s Office on November 4, 2005 as CRFN 2005000619205;

which said two (2) Mortgages (b) and (c), above described, as consolidated were thereafter duly modified by the terms of a Note and Mortgage Modification Agreement dated as of December 1, 2009 and recorded in said Register’s Office on March 29, 2010 as CRFN 2010000105030;

(d)     Mortgage dated October 7, 2005, made by Renaissance Equity Holdings LLC C to New York Community Bank, in the principal amount of $25,340,000.00, recorded in said Register’s Office on November 4, 2005 as CRFN 2005000619278 (upon which a mortgage tax of $___________ was paid);

which said Mortgage (d), above described, was thereafter duly modified by the terms of a Note and Mortgage Modification Agreement dated as of December 1, 2009 and recorded in said Register’s Office on March 29, 2010 as CRFN 2010000105031;

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(e)     Substitute Mortgage dated October 7, 2005, made by Renaissance Equity Holdings LLC D to New York Community Bank, in the principal amount of $24,590,000.00, recorded in said Register’s Office on November 4, 2005 as CRFN 2005000619221 (upon which a mortgage tax of $0 was paid);

which said Substitute Mortgage (e), above described, is derived from that certain Mortgage Modification and Severance Agreement made by Renaissance Equity Holdings LLC B, Renaissance Equity Holdings LLC D and Renaissance Equity Holdings LLC E to New York Community Bank dated October 7, 2005, and recorded in said Register’s Office on November 1, 2005 as CRFN 2005000609346;

which said Substitute Mortgage (e), above described, were thereafter duly modified and extended by the terms of a Modification and Extension Agreement dated October 7, 2005 between New York Community Bank and Renaissance Equity Holdings LLC D, and duly recorded in said Register’s Office on November 4, 2005 as CRFN 2005000619222;

which said Substitute Mortgage (e), above described, was thereafter duly modified by the terms of a Note and Mortgage Modification Agreement dated as of December 1, 2009 and recorded in said Register’s Office on March 29, 2010 as CRFN 2010000105032;

(f)     Substitute Mortgage dated October 7, 2005, made by Renaissance Equity Holdings LLC E to New York Community Bank, in the principal amount of $20,580,000.00, recorded in said Register’s Office on November 7, 2005 as CRFN 2005000622120 (upon which a mortgage tax of $0 was paid);

which said Substitute Mortgage (f), above described, was thereafter duly modified and extended by the terms of a Modification and Extension Agreement dated October 7, 2005 between New York Community Bank and Renaissance Equity Holdings LLC D, and duly recorded in said Register’s Office on November 4, 2005 as CRFN 2005000619222;

which said Substitute Mortgage (f), above described, was thereafter duly modified and extended by the terms of a Modification and Extension Agreement dated October 7, 2005 between New York Community Bank and Renaissance Equity Holdings LLC E, and duly recorded in said Register’s Office on November 7, 2005 as CRFN 2005000622121;

which said Substitute Mortgage (f), above described, was thereafter duly modified by the terms of a Note and Mortgage Modification Agreement dated as of December 1, 2009 and recorded in said Register’s Office on March 29, 2010 as CRFN 2010000105033;

(g)     Mortgage dated October 7, 2005, made by Renaissance Equity Holdings LLC F to New York Community Bank, in the principal amount of $19,430,000.00, recorded in said Register’s Office on November 4, 2005 as CRFN 2005000619303 (upon which a mortgage tax of $___________ was paid);

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which said Mortgage (g), above described, was thereafter duly modified by the terms of a Note and Mortgage Modification Agreement dated as of December 1, 2009 and recorded in said Register’s Office on March 29, 2010 as CRFN 2010000105034;

(h)     Mortgage dated October 7, 2005, made by Renaissance Equity Holdings LLC G to New York Community Bank, in the principal amount of $5,760,000.00, recorded in said Register’s Office on November 7, 2005 as CRFN 2005000622116 (upon which a mortgage tax of $___________ was paid);

which said Mortgage (h), above described, was thereafter duly modified by the terms of a Note and Mortgage Modification Agreement dated as of December 1, 2009 and recorded in said Register’s Office on March 29, 2010 as CRFN 2010000105035;

(i)     Mortgage dated September 24, 2012, made by Renaissance Equity Holdings LLC A, Renaissance Equity Holdings LLC B, Renaissance Equity Holdings LLC C, Renaissance Equity Holdings LLC D, Renaissance Equity Holdings LLC E, Renaissance Equity Holdings LLC F and Renaissance Equity Holdings LLC G to New York Community Bank, in the principal amount of $30,325,674.42, and duly recorded in said Register’s Office on October 19, 2012 as CRFN 2012000414206 (upon which a mortgage tax of $849,119.61 was paid);

which said Mortgages (a) through (i), above described, were thereafter duly consolidated into one joint lien and first mortgage in the principal sum of $150,000,000.00, and interest by the terms of a Consolidation, Modification and Extension Agreement dated September 24, 2012, made between Renaissance Equity Holdings LLC A, Renaissance Equity Holdings LLC B, Renaissance Equity Holdings LLC C, Renaissance Equity Holdings LLC D, Renaissance Equity Holdings LLC E, Renaissance Equity Holdings LLC F and Renaissance Equity Holdings LLC G, and New York Community Bank, and duly recorded in said Register’s Office on October 19, 2012 as CRFN 2012000414207;

upon which said Mortgages (a) through (i), above described, as consolidated, there now remains an unpaid principal sum of $147,985,290.85 and interest;

(j)     Mortgage dated October 31, 2014, made by Renaissance Equity Holdings LLC A, Renaissance Equity Holdings LLC B, Renaissance Equity Holdings LLC C, Renaissance Equity Holdings LLC D, Renaissance Equity Holdings LLC E, Renaissance Equity Holdings LLC F and Renaissance Equity Holdings LLC G to New York Community Bank in the principal sum of $20,000,000.00, and interest, and duly recorded in said Register’s Office on November 13, 2014 as CRFN 2014000376339 (upon which a mortgage tax of $560,000.00 was paid);

upon which said Mortgages (j), above described, as consolidated, there now remains an unpaid principal sum of $19,731,372.19 and interest;

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(k)     Substitute Mortgage B dated as of February 21, 2018, made by 50 Murray Street Acquisition LLC to Deutsche Bank AG, New York Branch, in the principal sum of $78,000,000.00, and interest, and intended to be recorded in said Register’s Office simultaneously herewith (upon which no mortgage tax was paid);

which Substitute Mortgage B described above as mortgage (k), was derived from that certain Mortgage Splitter and Note Severance Agreement dated as of February 21, 2018, between 50 Murray Street Acquisition LLC and Deutsche Bank AG, New York Branch, which split certain consolidated mortgages encumbering 53 Park Place and 50 Murray Street a/k/a 110-120 Church Street, New York, New York, also known as Block: 126, Lots: 13 and 27, in the County of New York, upon which all mortgage tax had been paid, and as more particularly set forth therein which said mortgage (k), above described, was thereafter duly assigned by Deutsche Bank AG, New York Branch, to New York Community Bank, by instrument of assignment dated as of February 21, 2018, and intended to be recorded simultaneously herewith;

which said mortgage (k), above described, was thereafter modified to (i) spread the lien of said mortgage (k) to encumber the Property as more particularly described in Schedule A attached to this Agreement, and (ii) release the property known as 53 Park Place and 50 Murray Street a/k/a 110-120 Church Street, New York, New York, also known as Block: 126, Lots: 13 and 27, in the County of New York, from the lien of said mortgage (k), by the terms of a Mortgage, Spreader, Modification and Release Agreement, dated as of February 21, 2018, between Renaissance Equity Holdings LLC A, Renaissance Equity Holdings LLC B, Renaissance Equity Holdings LLC C, Renaissance Equity Holdings LLC D, Renaissance Equity Holdings LLC E, Renaissance Equity Holdings LLC F and Renaissance Equity Holdings LLC G, 50 Murray Street Acquisition LLC, and New York Community Bank, and intended to be recorded in said Register’s Office simultaneously herewith;

upon which said mortgage (k), above described, there now remains an unpaid principal balance of $78,000,000.00, and interest;

(l)      Mortgage dated as of February 21, 2018, made by Renaissance Equity Holdings LLC A, Renaissance Equity Holdings LLC B, Renaissance Equity Holdings LLC C, Renaissance Equity Holdings LLC D, Renaissance Equity Holdings LLC E, Renaissance Equity Holdings LLC F and Renaissance Equity Holdings LLC G to New York Community Bank in the principal sum of $283,336.96, and interest, and intended to be recorded in said Register’s Office (upon which a mortgage tax of $________________ was paid).

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EXHIBIT "C"

[mortgage here]

AMENDED AND RESTATED MORTGAGE NOTE

US $246,000,000.00	As of February 21, 2018

FOR VALUE RECEIVED, the undersigned ("Borrower") jointly and severally (if more than one) promises to pay to the order of New York Community Bank, a New York banking corporation, the principal sum of Two Hundred Forty Six Million and 00/100 Dollars (US $246,000,000.00), with interest accruing at the Interest Rate on the unpaid principal balance from the Disbursement Date until fully paid.

1.        Defined Terms. In addition to defined terms found elsewhere in this Note, as used in this Note, the following definitions shall apply:

Adjustable Rate Period: March 1, 2023 to and including February 29, 2028.

Amortization Period: Three Hundred Sixty (360) months.

Business Day: Any day other than a Saturday, Sunday or any other day on which Lender is not open for business.

Debt Service Amounts: Amounts payable under this Note, the Security Instrument or any other Loan Document.

Default Rate: A rate equal to the lesser of (a) twenty percent (20%) per annum or (b) the maximum interest rate which may be collected from Borrower under applicable law.

Disbursement Date: The date of disbursement of Loan proceeds hereunder.

First Payment Date: April 1, 2018.

First Principal and Interest Payment Date: October 1, 2020.

Indebtedness: The principal of, interest on, and any other amounts due at any time under this Note, the Security Instrument or any of the other Loan Documents, including, without limitation, prepayment premiums, late charges, default interest, legal fees and advances, plus interest thereon, to protect the security of the Security Instrument, made under the Security Instrument or any other Loan Document.

Amended and Restated Mortgage Note
Loan Number: 110701749 File No.: 123-33414	Page 5

Index: The highest prime rate as published in The New York Times on each applicable Rate Change Date. In the event the Index is no longer available, the Lender shall compute the interest rate by application of a comparable index selected by the Lender.

Initial Period: March 1, 2018 to and including February 28, 2023 Period (the Interest Only Period and Principal and Interest Period combined).

Interest Only Period: From the date hereof to and including August 31, 2020.

Interest Rate: From the date hereof through the end of the Initial Period, the annual rate of Three and One Half percent (3.50000%).

Thereafter, the interest rate shall be adjusted on every Rate Change Date to a rate which is equal to the sum of the Index and the Margin and rounded up to the next one-eighth of one percentage point (0.125%). The interest rate, as so adjusted from time to time, is referred to as the “Adjusted Interest Rate” and, as so calculated, shall remain in effect until the next ensuing Rate Change Date.

At no time shall the interest rate pursuant to this paragraph be less than 3.50000% or more than 16.00% per annum.

Lender: The holder of this Note.

Loan: The loan evidenced by this Note.

Loan Term: One Hundred Twenty (120) months.

Margin: Two Hundred Seventy-Five (275) basis points.

Maturity Date: March 1, 2028, or any earlier date on which the unpaid principal balance of this Note becomes due and payable by acceleration or otherwise.

Payment Change Date: The first day of the month following each Rate Change Date.

Principal and Interest Period: From September 1, 2020 to and including February 28, 2023.

Property Jurisdiction: The jurisdiction in which the Land is located.

Rate Change Date: Every March 1st during the Adjustable Rate Period.

Amended and Restated Mortgage Note
Loan Number: 110701749 File No.: 123-33414	Page 6

Remaining Amortization Period: As of the applicable Payment Change Date, the original Amortization Period minus the number of scheduled monthly payments that have elapsed since the date of this Note. In the event the fixed interest option is elected as set forth in Schedule B to this Note, the Remaining Amortization Period shall be the original Amortization Period minus the number of scheduled monthly payments required during the Initial Period.

Security Instrument: The Consolidation, Modification and Extension Agreement, Assignment of Leases and Rents, and Security Agreement dated as of the date of this Note.

Event of Default and other capitalized terms used but not defined in this Note (including all Schedules hereto) shall have the meanings given to such terms in the Security Instrument or other Loan Documents.

2.         Address for Payment. All payments due under this Note shall be payable at New York Community Bank, NYCB Plaza, 102 Duffy Avenue - 3rd Floor, Hicksville, New York 11801, or such other place as may be designated by written notice to Borrower from or on behalf of Lender.

3.         Payment of Principal and Interest. Principal and interest shall be paid as follows:

(a)     Short Month Interest. If disbursement of principal is made by Lender to Borrower on any day other than the first day of the month, interest for the period beginning on the Disbursement Date and ending on and including the last day of the month in which such disbursement is made shall be payable simultaneously with the execution of this Note.

(b)     Interest Computation. Interest under this Note shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

(c)     Monthly Installments. During the Interest Only Period, consecutive monthly installments of interest only at the Interest Rate, each in the amount of Seven Hundred Seventeen Thousand Five Hundred and 00/100 Dollars (US $717,500.00), shall be payable on the First Payment Date and on the first day of every month thereafter to and including September 1, 2020.

During the Principal and Interest Period, consecutive monthly installments of principal and interest at the Interest Rate, each in the amount of One Million One Hundred Four Thousand Six Hundred Forty Nine and 93/100 Dollars (US $1,104,649.93), shall be payable on the First Principal and Interest Payment Date and on the first day of every month thereafter to and including March 1, 2023.

Amended and Restated Mortgage Note
Loan Number: 110701749 File No.: 123-33414	Page 7

Thereafter, during the Adjustable Rate Period, consecutive monthly installments of principal and interest, each in the amount of the Required Monthly Payment (defined below), shall be payable on the first day of each month beginning on the first Payment Change Date until the entire unpaid principal balance evidenced by this Note is fully paid. The initial Required Monthly Payment shall be the amount required to amortize the unpaid principal balance of this Note in equal monthly installments, including accrued interest at the then applicable Adjusted Interest Rate, over the then Remaining Amortization Period. Thereafter, to the extent that the Adjusted Interest Rate has changed, the Required Monthly Payment shall change on each Payment Change Date, and shall be set to such amount required to amortize the unpaid principal balance of the Note in equal monthly installments, including accrued interest at the then applicable Adjusted Interest Rate, over the then Remaining Amortization Period. The amount of all Required Monthly Payments shall be calculated utilizing a 30/360 interest calculation payment schedule.

Any remaining principal and interest, if not sooner paid, shall be due and payable on the Maturity Date. The unpaid principal balance shall continue to bear interest after the Maturity Date at the Default Rate until and including the date on which the Indebtedness is paid in full.

(d)     Payments Before Due Date. Any regularly scheduled monthly installment of principal and interest that is received by Lender before the date it is due shall be deemed to have been received on the due date solely for the purpose of calculating interest due.

(e)     Accrued Interest. Any reference herein to "accrued interest" shall refer to accrued interest which has not been paid and which has not become part of the unpaid principal balance. Any amount added to principal pursuant to the Loan Documents or otherwise due under the Loan Documents shall bear interest at the applicable rate or rates specified in this Note (including at the Default Rate, if in effect) and shall be payable with such interest upon demand by Lender (or as otherwise provided for in the Loan Documents) and absent such demand (or such other applicable Loan Document provision), as provided in this Note for the payment of principal and interest.

4.        Application of Payments. If at any time Lender receives, from Borrower or otherwise, any amount applicable to the Indebtedness which is less than all amounts due and payable at such time, Lender may apply that payment to amounts then due and payable in any manner and in any order determined by Lender, in Lender's discretion. Borrower agrees that neither Lender's acceptance of a payment from Borrower in an amount that is less than all amounts then due and payable nor Lender's application of such payment shall constitute or be deemed to constitute either a waiver of the unpaid amounts or an accord and satisfaction.

5.        Security. The Indebtedness is secured, among other things, by the Security Instrument, and reference is made to the Security Instrument for other rights of Lender concerning the collateral for the Indebtedness.

6.        Acceleration. If an Event of Default has occurred and is continuing, the entire unpaid principal balance, any accrued interest, the prepayment premium payable under Paragraph 10, if any, and all other amounts payable under this Note and any other Loan Document shall at once become due and payable, at the option of Lender, without any prior notice to Borrower, unless otherwise set forth in the Security Instrument. Lender may exercise this option to accelerate regardless of any prior forbearance.

Amended and Restated Mortgage Note
Loan Number: 110701749 File No.: 123-33414	Page 8

7.        Late Charge. If any monthly installment due hereunder is not received by Lender on or before the 15th day of each month or if any other amount payable under this Note or under the Security Instrument or any other Loan Document (other than the payment of the Indebtedness at the Maturity Date) is not received by Lender within 15 days after the date such amount is due, counting from and including the date such amount is due, Borrower shall pay to Lender, immediately and without demand by Lender, a late charge equal to five percent (5.00%) of such monthly installment or other amount due. Borrower acknowledges that its failure to make timely payments will cause Lender to incur additional expenses in servicing and processing the Loan and that it is extremely difficult and impractical to determine those additional expenses. Borrower agrees that the late charge payable pursuant to this Paragraph represents a fair and reasonable estimate, taking into account all circumstances existing on the date of this Note, of the additional expenses Lender will incur by reason of such late payment. The late charge is payable in addition to, and not in lieu of, any interest payable at the Default Rate pursuant to Paragraph 8, however, (i) in the event of acceleration of payment of the entire principal balance and accrued interest as set forth above in this Section 7, or (ii) after the Maturity Date as set forth above, no additional late charge will be assessed provided, further, that those late charges which had previously been assessed shall continue to be due and payable.

8.        Default Rate. The Interest Rate shall automatically convert to, accrue at and be charged at the Default Rate on the entire Indebtedness upon the occurrence of any of the following:

(a)	any Event of Default which continues beyond any applicable notice and cure period;

(b)	failure to pay the unpaid principal balance, all accrued interest and all other charges due under this Note, the Security Instrument and any other Loan Document on the Maturity Date; or

(c)	the acceleration of the Indebtedness in accordance with Section 6 of this Note or in accordance with any applicable provision of any Loan Document including the Security Instrument.

Borrower also acknowledges that the occurrence of any of the events set forth in sub-sections (a) through (c), above, will cause Lender to incur additional expenses in servicing and processing the Loan, that during the occurrence of any Event of Default, Lender will incur additional review burdens, costs and fees related to such Event of Default and that it is extremely difficult and impractical to determine any of those additional costs and expenses. Borrower also acknowledges that during the occurrence of any Event of Default, Lender's risk of nonpayment of this Note will be materially increased and Lender is entitled to be compensated for such increased risk. Borrower agrees that the increase in the rate of interest payable under this Note to the Default Rate represents a fair and reasonable estimate, taking into account all circumstances existing on the date of this Note, of the additional costs and expenses Lender will incur by reason of the occurrence of any of the events set forth in sub-sections (a) through (c), above, and the additional compensation Lender is entitled to receive for the increased risks of nonpayment associated with a loan which is in default.

Amended and Restated Mortgage Note
Loan Number: 110701749 File No.: 123-33414	Page 9

9.       Limits on Personal Liability.

(a)     Except as otherwise provided in this Paragraph 9, Borrower shall have no personal liability under this Note, the Security Instrument or any other Loan Document for the repayment of the Indebtedness or for the performance of any other obligations of Borrower under the Loan Documents, and Lender's only recourse for the satisfaction of the Indebtedness and the performance of such obligations shall be Lender's exercise of its rights and remedies with respect to the Mortgaged Property (as such term is defined in the Security Instrument) and any other collateral held by Lender as security for the Indebtedness. This limitation on Borrower's liability shall not limit or impair Lender's enforcement of its rights against any guarantor or indemnitor of the Indebtedness or any guarantor or indemnitor of any obligations of Borrower.

(b)     Borrower shall be personally liable to Lender for the repayment of a portion of the Indebtedness equal to any loss or damage actually suffered by Lender as a result of:

(1)     failure of Borrower to pay to Lender upon demand after an Event of Default, all Rents to which Lender is entitled under the Security Instrument and the amount of all unapplied security deposits collected by Borrower from tenants then in residence;

(2)     failure of Borrower to apply all insurance proceeds and condemnation proceeds as required by the Security Instrument;

(3)     failure of Borrower to comply with Article 10 of the Security Instrument relating to the delivery of books and records, statements, schedules and reports;

(4)     fraud or written material misrepresentation by Borrower, any guarantor or indemnitor of all or part of the Indebtedness or any officer, director, partner, principal, manager, member, agent or employee of Borrower in connection with the application for or creation of the Indebtedness or any request for any action or consent by Lender or in connection with any Loan Document;

(5)     failure to apply Rents, first, to the payment of reasonable operating expenses as they become due and payable (other than Property management fees that are not currently payable pursuant to the terms of an Assignment of Management Agreement or any other agreement with Lender executed in connection with the Loan) and then to Debt Service Amounts, except that Borrower will not be personally liable (i) to the extent that Borrower lacks the legal right to direct the disbursement of such sums because of a bankruptcy, receivership or similar judicial proceeding, or (ii) with respect to Rents that are distributed if Borrower has paid all operating expenses and Debt Service Amounts as they become due and payable;

Amended and Restated Mortgage Note
Loan Number: 110701749 File No.: 123-33414	Page 10

(6)     failure of Borrower to comply with Article 8 of the Security Instrument relating to Environmental Hazards;

(7)     fraud or intentional misrepresentation by or on behalf of any guarantor or indemnitor of the Indebtedness;

(8)     misapplication or misappropriation of tenant security deposits or Rents;

(9)     physical waste of any or all of the Property by Borrower and/or Guarantor;

(10)      removal or disposal of all or any portion of the Property other than in accordance with the terms of the Security Instrument;

(11)     failure to pay the insurance premium(s) on any or all of the insurance policies required under the Security Instrument, to the extent of gross revenues from the Mortgaged Property in respect of the period during which said premium(s) accrued are sufficient to pay such premiums;

(12)     any fees or commissions paid by Borrower after the occurrence and during the continuance of an Event Of Default beyond applicable notice and/or cure periods under the Security Instrument or Loan Documents to any affiliate of Borrower or any guarantor or indemnitor in violation of the terms of any of the Loan Documents;

(13)     gross negligence, or criminal acts committed by, or otherwise allowed to continue by Borrower or any Guarantor or Indemnitor resulting in forfeiture, seizure or loss of any portion of the Mortgaged Property;

(14)     the failure by Borrower to pay any real property taxes or assessments relating to the Mortgaged Property, to the extent of gross revenue from the Mortgaged Property in respect of the period when such taxes or assessments accrued;

(15)     any failure by Borrower to timely comply with any and all laws, rules and regulations of any applicable governmental authority with respect to (i) limitations on rentals which may be charged to residential tenants and/or (ii) real estate tax benefits and/or abatements granted in connection with such limitations on residential rents;

(16)     any failure to pay any mortgage tax due and payable to the City and State of New York in connection with Substitute Mortgage (B) listed as mortgage (k) in Exhibit A attached hereto, and any penalties and interest associated therewith; or

Amended and Restated Mortgage Note
Loan Number: 110701749 File No.: 123-33414	Page 11

(17)     any or all claims, suits, liabilities (including strict liabilities), actions, demands, proceedings, enforcements, obligations, debts, damages (including punitive and consequential), fines, trials, penalties, charges, diminution of value, injury to a person, property or natural resources, fees (including attorney=s fees and all fees of any experts and other costs of defense or prosecutions or otherwise related thereto), judgments, accounts, orders, adjudications, awards, liens, injunctive relief, causes of action or amounts paid in settlement of whatever kind or nature, arising from Substitute Mortgage (B) listed as mortgage (k) in Exhibit A attached hereto, as spread to the Property.

(c)      Borrower shall become personally liable to Lender for the repayment of all of the Indebtedness upon the occurrence of any of the following:

(1)     Borrower's acquisition of any property or operation of any business not permitted by the Security Instrument;

(2)     The occurrence of a Prohibited Transfer, or the occurrence of a Sale or Encumbrance of all or any of the Property; or

(3)     if any Proceeding (defined below) shall be filed by, consented to, or acquiesced in by Borrower, or if any proceeding for the dissolution or liquidation of Borrower shall be instituted by, or implemented with respect to, Borrower, or if a receiver, liquidator or trustee of Borrower shall be appointed and Borrower or any affiliate or party related to Borrower shall acquiesce in, collude in or otherwise cooperate with such appointment, or Borrower does not file timely objection to such appointment (unless such cooperation is required by law), or Borrower does not file timely objection to such appointment and otherwise take such appropriate actions as would be taken by a debtor to attempt to prevent such appointment, unless otherwise required by law, or if Borrower shall be adjudicated a bankrupt or insolvent in an involuntary Proceeding and Borrower or any affiliate or party related to Borrower shall acquiesce to, collude in or otherwise cooperate with such adjudication, unless otherwise required by law, or Borrower does not timely object to such adjudication and otherwise take such appropriate actions as would be taken by a debtor to attempt to prevent such adjudication. “Proceeding” means any dissolution, winding up, liquidation, arrangement, reorganization, adjustment, protection, relief or composition of Borrower, or its debts, whether in any bankruptcy, insolvency, arrangement, reorganization, receivership, relief or similar proceedings or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of Borrower, or the sale of all or substantially all of the assets of Borrower.

(d)     To the extent that Borrower has personal liability under this Paragraph 9, Lender may exercise its rights against Borrower personally without regard to whether Lender has exercised any rights against the Property or any other security, or pursued any rights against any guarantor or indemnitor, or pursued any other rights available to Lender under this Note, the Security Instrument, any other Loan Document or applicable law. For purposes of this Paragraph 9, the term "Property" shall not include any funds that (1) have been applied by Borrower as required or permitted by the Security Instrument prior to the occurrence of an Event of Default, or (2) Borrower was unable to apply as required or permitted by the Security Instrument because of a bankruptcy, receivership, or similar judicial proceeding.

Amended and Restated Mortgage Note
Loan Number: 110701749 File No.: 123-33414	Page 12

10.      Voluntary and Involuntary Prepayments.

(a)      A prepayment premium shall be payable in connection with any prepayment made under this Note as provided below:

(1)     Borrower may voluntarily prepay all (but not less than all) of the unpaid principal balance of this Note and only if Borrower has complied with all of the following:

(i)

Borrower must give Lender at least 30 days, but not more than 60 days, prior written notice of Borrower's intention to make a prepayment (the "Prepayment Notice"). The Prepayment Notice shall be given in writing (via facsimile, email, U.S. Postal Service or overnight courier) and addressed to Lender. The Prepayment Notice shall include, at a minimum, the Business Day upon which Borrower intends to make the prepayment (the "Intended Prepayment Date").

(ii)

Any prepayment shall be made by paying (A) the amount of principal being prepaid, (B) all accrued interest (calculated to the date of prepayment), (C) all other sums due Lender at the time of such prepayment, and (D) the prepayment premium calculated pursuant to Schedule A.

(iii)

If, for any reason, Borrower fails to prepay this Note (A) within five (5) Business Days after the Intended Prepayment Date or (B) if the prepayment occurs in a month other than the month stated in the original Prepayment Notice, then Lender shall have the right, but not the obligation, to recalculate the prepayment premium based upon the date that Borrower actually prepays this Note. For purposes of such recalculation, such new prepayment date shall be deemed the "Intended Prepayment Date."

(2)     Upon Lender's exercise of any right of acceleration under this Note, Borrower shall pay to Lender, in addition to the entire unpaid principal balance of this Note outstanding at the time of the acceleration, (i) all accrued interest and all other sums due Lender under this Note and the other Loan Documents, and (ii) the prepayment premium calculated pursuant to Schedule A.

Amended and Restated Mortgage Note
Loan Number: 110701749 File No.: 123-33414	Page 13

(3)     Any application by Lender of any collateral or other security to the repayment of any portion of the unpaid principal balance of this Note prior to the Maturity Date and in the absence of acceleration shall be deemed to be a partial prepayment by Borrower, requiring the payment to Lender by Borrower of a prepayment premium.

(b)     Notwithstanding the provisions of Paragraph 10(a), no prepayment premium shall be payable with respect to any prepayment occurring as a result of the application of any insurance proceeds or condemnation award under the Security Instrument.

(c)     Schedule A is hereby incorporated by reference into this Note.

(d)     Any required prepayment of less than the entire unpaid principal balance of this Note shall not extend or postpone the due date of any subsequent monthly installments or change the amount of such installments, unless Lender agrees otherwise in writing.

(e)     Borrower recognizes that any prepayment of the unpaid principal balance of this Note, whether voluntary or involuntary or resulting from a default by Borrower, will result in Lender's incurring loss, including reinvestment loss, additional expense and frustration or impairment of Lender's ability to meet its commitments to third parties. Borrower agrees to pay to Lender upon demand damages for the detriment caused by any prepayment, and agrees that it is extremely difficult and impractical to ascertain the extent of such damages. Borrower therefore acknowledges and agrees that the formula for calculating prepayment premiums set forth on Schedule A represents a reasonable estimate of the damages Lender will incur because of a prepayment.

(f)     Borrower further acknowledges that the prepayment premium provisions of this Note are a material part of the consideration for the Loan, and acknowledges that the terms of this Note are in other respects more favorable to Borrower as a result of the Borrower's voluntary agreement to the prepayment premium provisions.

11.     Costs and Expenses. Borrower shall pay on demand all expenses and costs, including fees and out-of-pocket expenses of attorneys and expert witnesses and costs of investigation, incurred by Lender as a result of any default under this Note or in connection with efforts to collect any amount due under this Note, or to enforce the provisions of any of the other Loan Documents, including those incurred in post-judgment collection efforts and in any bankruptcy proceeding (including any action for relief from the automatic stay of any bankruptcy proceeding) or judicial or non-judicial foreclosure proceeding.

12.     Forbearance. Any forbearance by Lender in exercising any right or remedy under this Note, the Security Instrument, or any other Loan Document or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of that or any other right or remedy. The acceptance by Lender of any payment after the due date of such payment, or in an amount which is less than the required payment, shall not be a waiver of Lender's right to require prompt payment when due of all other payments or to exercise any right or remedy with respect to any failure to make prompt payment. Enforcement by Lender of any security for Borrower's obligations under this Note shall not constitute an election by Lender of remedies so as to preclude the exercise of any other right or remedy available to Lender.

Amended and Restated Mortgage Note
Loan Number: 110701749 File No.: 123-33414	Page 14

13.     Waivers. Except as otherwise provided in the Security Instrument, presentment, demand, notice of dishonor, protest, notice of acceleration, notice of intent to demand or accelerate payment or maturity, presentment for payment, notice of nonpayment, grace, and diligence in collecting the Indebtedness are waived by Borrower and all endorsers, guarantors and indemnitors of this Note and all other third party obligors.

14.     Loan Charges. Borrower agrees to pay an effective rate of interest equal to the sum of the Interest Rate provided for in this Note and any additional rate of interest resulting from any other charges of interest or in the nature of interest paid or to be paid in connection with the Loan and any other fees or amounts to be paid by Borrower pursuant to any of the other Loan Documents. Neither this Note nor any of the other Loan Documents shall be construed to create a contract for the use, forbearance or detention of money requiring payment of interest at a rate greater than the maximum interest rate permitted to be charged under applicable law. If any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower in connection with the Loan is interpreted so that any interest or other charge provided for in any Loan Document, whether considered separately or together with other charges provided for in any other Loan Document, violates that law, and Borrower is entitled to the benefit of that law, that interest or charge is hereby reduced to the extent necessary to eliminate that violation. The amounts, if any, previously paid to Lender in excess of the permitted amounts shall be applied by Lender to reduce the unpaid principal balance of this Note. For the purpose of determining whether any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower has been violated, all Indebtedness that constitutes interest, as well as all other charges made in connection with the Indebtedness that constitute interest, shall be deemed to be allocated and spread ratably over the stated term of the Note. Unless otherwise required by applicable law, such allocation and spreading shall be effected in such a manner that the rate of interest so computed is uniform throughout the stated term of the Note.

15.     Commercial Purpose. Borrower represents that the Indebtedness is being incurred by Borrower solely for the purpose of carrying on a business or commercial enterprise, and not for personal, family or household purposes.

16.     Counting of Days. Except where otherwise specifically provided, any reference in this Note to a period of "days" means calendar days, not Business Days.

17.     Governing Law. This Note shall be governed by the law of the jurisdiction in which the Land is located.

18.     Captions. The captions of the paragraphs of this Note are for convenience only and shall be disregarded in construing this Note.

Amended and Restated Mortgage Note
Loan Number: 110701749 File No.: 123-33414	Page 15

19.     Notices. All notices, demands and other communications required or permitted to be given by Lender to Borrower pursuant to this Note shall be given in accordance with Section 15 of the Security Instrument.

20.     Consent to Jurisdiction and Venue. Borrower agrees that any controversy arising under or in relation to this Note shall be litigated exclusively in the Property Jurisdiction. The state and federal courts and authorities with jurisdiction in the Property Jurisdiction shall have exclusive jurisdiction over all controversies which shall arise under or in relation to this Note. Borrower irrevocably consents to service, jurisdiction, and venue of such courts for any such litigation and waives any other venue to which it might be entitled by virtue of domicile, habitual residence or otherwise.

21.     WAIVER OF TRIAL BY JURY. BORROWER AND LENDER EACH (A) AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS NOTE OR THE RELATIONSHIP BETWEEN THE PARTIES AS LENDER AND BORROWER THAT IS TRIABLE OF RIGHT BY A JURY AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH PARTY, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.

[Signature Pages Follow]

Amended and Restated Mortgage Note
Loan Number: 110701749 File No.: 123-33414	Page 16

ATTACHED SCHEDULES. The following Schedules are attached to this Note:

:      Schedule A      Prepayment Premium (required)

:      Schedule B      Modifications to Amended and Restated Mortgage Note

IN WITNESS WHEREOF, Borrower has signed and delivered this Note or has caused this Note to be signed and delivered by its duly authorized representative.

Renaissance Equity Holdings LLC A

By:     /s/ David Bistricer_________

Name: David Bistricer

Title:    Manager

Renaissance Equity Holdings LLC B

By:     /s/ David Bistricer_________

Name: David Bistricer

Title:    Manager

Renaissance Equity Holdings LLC C

By:     /s/ David Bistricer_________

Name: David Bistricer

Title:    Manager

Renaissance Equity Holdings LLC D

By:     /s/ David Bistricer__________

Name: David Bistricer

Title:    Manager

Renaissance Equity Holdings LLC E

By:     /s/ David Bistricer_________

Name: David Bistricer

Title:    Manager

Amended and Restated Mortgage Note
Loan Number: 110701749 File No.: 123-33414	Signature Page 1

Renaissance Equity Holdings LLC F

By:     /s/ David Bistricer_________

Name: David Bistricer

Title:    Manager

Renaissance Equity Holdings LLC G

By:     /s/ David Bistricer__________

Name: David Bistricer

Title:    Manager

State of New York	)
: ss.:
County of Kings	)

On the _____ day of February, 2018, before me, the undersigned, personally appeared David Bistricer, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

____________________________ Notary Public

Amended and Restated Mortgage Note
Loan Number: 110701749 File No.: 123-33414	Signature Page 2

SCHEDULE A

PREPAYMENT PREMIUM

Any prepayment premium payable under Paragraph 10 of this Note shall be computed as follows:

● from the date hereof through the last day of February, 2019 the prepayment premium shall be 4%;
● from March 1, 2019 through the last day of February, 2020 the prepayment premium shall be 3%;
● from March 1, 2020 through the last day of February, 2021 the prepayment premium shall be 3%;
● from March 1, 2021 through the last day of February, 2022 the prepayment premium shall be 2%;
● from March 1, 2022 through the last day of December, 2022 the prepayment premium shall be 1%;

Unless the Borrower elects the option to fix the interest rate pursuant to Paragraph 1 of Schedule B, there shall be no prepayment premium for prepayment made after the last day of December, 2022. In the event the Borrower elects the option to fix the interest rate pursuant to Paragraph 1 of Schedule B, during the Fixed Option Interest Rate Period, the prepayment premium is as follows:

● from March 1, 2023 through the last day of February, 2024 the prepayment premium shall be 5%;
● from March 1, 2024 through the last day of February, 2025 the prepayment premium shall be 4%;
● from March 1, 2025 through the last day of February, 2026 the prepayment premium shall be 3%;
● from March 1, 2026 through the last day of February, 2027 the prepayment premium shall be 2%;
● from March 1, 2027 through the last day of December, 2027 the prepayment premium shall be 1%;
● there shall be no prepayment premium from January 1, 2028 through the last day of February, 2028.

Provided Borrower complies with all of the provisions set forth in Paragraph 10 of this Note, including, but not by way of limitation, the notice provision, then notwithstanding the prepayment premium provisions set forth above, the prepayment premium shall be reduced upon the occurrence of the following:

(a)

In the event that Lender denies Borrower’s written request to extend the Interest Only Period upon its expiration for an additional term of thirty (30) months, the prepayment premium shall thereafter be reduced to 1% for the remainder of the Initial Period.

[Signature Pages Follow]

Amended and Restated Mortgage Note
Loan Number: 110701749 File No.: 123-33414	Sched A Page 1

Renaissance Equity Holdings LLC A

By:     /s/ David Bistricer_________

Name: David Bistricer

Title:    Manager

Renaissance Equity Holdings LLC B

By:     /s/ David Bistricer_________

Name: David Bistricer

Title:    Manager

Renaissance Equity Holdings LLC C

By:     _/s/ David Bistricer_________

Name: David Bistricer

Title:    Manager

Renaissance Equity Holdings LLC D

By:     /s/ David Bistricer__________

Name: David Bistricer

Title:    Manager

Renaissance Equity Holdings LLC E

By:     /s/ David Bistricer_________

Name: David Bistricer

Title:    Manager

Amended and Restated Mortgage Note
Loan Number: 110701749 File No.: 123-33414	Sched A Signature Page 1

Renaissance Equity Holdings LLC F

By:     /s/ David Bistricer__________

Name: David Bistricer

Title:    Manager

Renaissance Equity Holdings LLC G

By:     /s/ David Bistricer__________

Name: David Bistricer

Title:    Manager

Amended and Restated Mortgage Note
Loan Number: 110701749 File No.: 123-33414	Sched A Signature Page 2

SCHEDULE B

MODIFICATIONS TO AMENDED AND RESTATED MORTGAGE NOTE

The Amended and Restated Mortgage Note dated as of the 21st day of February, 2018, in the original principal amount of $246,000,000.00 issued by Renaissance Equity Holdings LLC A, Renaissance Equity Holdings LLC B, Renaissance Equity Holdings LLC C, Renaissance Equity Holdings LLC D, Renaissance Equity Holdings LLC E, Renaissance Equity Holdings LLC F, and Renaissance Equity Holdings LLC G and payable to the order of New York Community Bank is hereby amended as follows:

1.     Subject to the terms and conditions hereinafter set forth, Borrower, at its option, may elect, in lieu of the adjustable rate of interest as set forth in the Note, to fix the interest rate for the five (5) years following the Initial Period (the “Fixed Option Interest Rate Period”) at a rate equal to the sum of the FHLBNY Index (defined below) and the Spread (defined Below) rounded up to the next one-eighth of one percentage point (0.125%). The “FHLBNY Index” is the Five (5) Year Fixed Rate Advance of the Federal Home Loan Bank of New York in effect as of the first business day of the month which is three (3) months prior to the initial Rate Change Date. The “Spread” is 300 basis points. In the event the FHLBNY Index is not available, the Lender may substitute the FHLBNY Index with a comparable index. In no event will the interest rate be fixed lower than 3.50000%. The interest rate during the Fixed Option Interest Rate Period as so calculated is called the “Fixed Option Interest Rate”.

The exercise of this option is contingent upon Borrower meeting the following precedent conditions:

(a)     Borrower is not in default of the terms and conditions of the Note, Security Instrument or any other Loan Documents during the Initial Period (including, but not limited to, the obligations to make timely monthly payments) beyond the expiration of all applicable notice, grace and cure periods;

(b)     Borrower gives written notice to Lender of its election to exercise this option at least thirty (30) days (but no more than one hundred twenty (120) days) prior to the end of the Initial Period;

(c)     Borrower must pay Lender an amount equal to one (1%) percent of the outstanding principal balance as of the time of its election to exercise this option.

If the Borrower so elects the fixed interest rate option, then:

i.     The prepayment premium during the Fixed Option Interest Rate Period shall be as set forth in Schedule A of this Note; and

Amended and Restated Mortgage Note
Loan Number: 110701749 File No.: 123-33414	Sched B Page 1

ii.     The Borrower shall make consecutive and equal monthly installments of principal and interest on the first day of each month beginning on the first day of the month following the commencement of the Fixed Option Interest Rate Period and on the first day of each and every month thereafter through and including the month prior to the Maturity Date. The said monthly payments during this period shall be in an amount required to amortize the unpaid principal balance of this Note in equal monthly installments, including accrued interest at the then applicable Fixed Option Interest Rate, over the then Remaining Amortization Period. The amount of such monthly payments shall be calculated utilizing a 30/360 interest calculation payment schedule. Any remaining principal and interest and all other charges, if not sooner paid, shall be due and payable on the Maturity Date. The unpaid principal balance shall continue to bear interest after the Maturity Date at the Default Rate until and including the date on which the Indebtedness is paid in full.

2.     The following paragraph is added:

"22.     Amended and Restated Note. This Note consolidates, amends and restates in their entirety the terms and provisions of those certain promissory notes secured by those certain mortgages as more fully described on Exhibit A attached hereto (said promissory notes being hereinafter collectively referred to as the "Existing Notes") so that this Note shall hereafter constitute evidence of but one debt in the principal amount of Two Hundred Forty Six Million and 00/100 Dollars (US $246,000,000.00). The conditions contained in this Note shall supersede and control the terms, covenants, agreements, rights, obligations and conditions of the Existing Notes (it being agreed that the modification of the Existing Notes shall not impair the debt evidenced by each of the Existing Notes). This Note does not create new or additional indebtedness but evidences the same indebtedness evidenced by the Existing Notes and secured by the Mortgage."

[Signature Page Follows]

Amended and Restated Mortgage Note
Loan Number: 110701749 File No.: 123-33414	Sched B Page 2

Renaissance Equity Holdings LLC A

By:     /s/ David Bistricer_________

Name: David Bistricer

Title:    Manager

Renaissance Equity Holdings LLC B

By:     /s/ David Bistricer_________

Name: David Bistricer

Title:    Manager

Renaissance Equity Holdings LLC C

By:     /s/ David Bistricer_________

Name: David Bistricer

Title:    Manager

Renaissance Equity Holdings LLC D

By:     /s/ David Bistricer_________

Name: David Bistricer

Title:    Manager

Renaissance Equity Holdings LLC E

By:     /s/ David Bistricer_________

Name: David Bistricer

Title:    Manager

Amended and Restated Mortgage Note
Loan Number: 110701749 File No.: 123-33414	Sched B Signature Page 1

Renaissance Equity Holdings LLC F

By:     /s/ David Bistricer_________

Name: David Bistricer

Title:    Manager

Renaissance Equity Holdings LLC G

By:     /s/ David Bistricer_________

Name: David Bistricer

Title:    Manager

Amended and Restated Mortgage Note
Loan Number: 110701749 File No.: 123-33414	Sched B Page 2

Exhibit A

(a)     Mortgage dated October 7, 2005, made by Renaissance Equity Holdings LLC A to New York Community Bank, in the principal amount of $8,400,000.00, recorded in the Office of the Register of the County of Kings (“Register’s Office”) on November 1, 2005 as CRFN 2005000609332 (upon which a mortgage tax of $___________ was paid);

which said Mortgage (a), above described, was thereafter duly modified by the terms of a Note and Mortgage Modification Agreement dated as of December 1, 2009 and recorded in said Register’s Office on March 29, 2010 as CRFN 2010000105029;

(b)     Substitute Mortgage dated October 7, 2005, made by Renaissance Equity Holdings LLC B to New York Community Bank, in the principal amount of $14,830,000.00, recorded in said Register’s Office on November 4, 2005 as CRFN 2005000619203 (upon which a mortgage tax of $0 was paid);

which said Substitute Mortgage (b), above described, is derived from that certain Mortgage Modification and Severance Agreement made by Renaissance Equity Holdings LLC B, Renaissance Equity Holdings LLC D and Renaissance Equity Holdings LLC E to New York Community Bank dated October 7, 2005, and recorded in said Register’s Office on November 1, 2005 as CRFN 2005000609346;

(c)     Gap Mortgage dated October 7, 2005, made by Renaissance Equity Holdings LLC B to New York Community Bank, in the principal amount of $1,070,000.00, recorded in said Register’s Office on November 4, 2005 as CRFN 2005000619204 (upon which a mortgage tax of $___________ was paid);

which said two (2) Mortgages (b) and (c), above described, were thereafter duly consolidated into one joint lien and first mortgage in the principal sum of $15,900,000.00 and interest, by the terms of a Consolidation, Modification and Extension Agreement dated October 7, 2005 between New York Community Bank and Renaissance Equity Holdings LLC B, and duly recorded in said Register’s Office on November 4, 2005 as CRFN 2005000619205;

which said two (2) Mortgages (b) and (c), above described, as consolidated were thereafter duly modified by the terms of a Note and Mortgage Modification Agreement dated as of December 1, 2009 and recorded in said Register’s Office on March 29, 2010 as CRFN 2010000105030;

(d)     Mortgage dated October 7, 2005, made by Renaissance Equity Holdings LLC C to New York Community Bank, in the principal amount of $25,340,000.00, recorded in said Register’s Office on November 4, 2005 as CRFN 2005000619278 (upon which a mortgage tax of $___________ was paid);

which said Mortgage (d), above described, was thereafter duly modified by the terms of a Note and Mortgage Modification Agreement dated as of December 1, 2009 and recorded in said Register’s Office on March 29, 2010 as CRFN 2010000105031;

Amended and Restated Mortgage Note
Loan Number: 110701749 File No.: 123-33414	Exhibit A Page 1

(e)     Substitute Mortgage dated October 7, 2005, made by Renaissance Equity Holdings LLC D to New York Community Bank, in the principal amount of $24,590,000.00, recorded in said Register’s Office on November 4, 2005 as CRFN 2005000619221 (upon which a mortgage tax of $0 was paid);

which said Substitute Mortgage (e), above described, is derived from that certain Mortgage Modification and Severance Agreement made by Renaissance Equity Holdings LLC B, Renaissance Equity Holdings LLC D and Renaissance Equity Holdings LLC E to New York Community Bank dated October 7, 2005, and recorded in said Register’s Office on November 1, 2005 as CRFN 2005000609346;

which said Substitute Mortgage (e), above described, were thereafter duly modified and extended by the terms of a Modification and Extension Agreement dated October 7, 2005 between New York Community Bank and Renaissance Equity Holdings LLC D, and duly recorded in said Register’s Office on November 4, 2005 as CRFN 2005000619222;

which said Substitute Mortgage (e), above described, was thereafter duly modified by the terms of a Note and Mortgage Modification Agreement dated as of December 1, 2009 and recorded in said Register’s Office on March 29, 2010 as CRFN 2010000105032;

(f)     Substitute Mortgage dated October 7, 2005, made by Renaissance Equity Holdings LLC E to New York Community Bank, in the principal amount of $20,580,000.00, recorded in said Register’s Office on November 7, 2005 as CRFN 2005000622120 (upon which a mortgage tax of $0 was paid);

which said Substitute Mortgage (f), above described, was thereafter duly modified and extended by the terms of a Modification and Extension Agreement dated October 7, 2005 between New York Community Bank and Renaissance Equity Holdings LLC D, and duly recorded in said Register’s Office on November 4, 2005 as CRFN 2005000619222;

which said Substitute Mortgage (f), above described, was thereafter duly modified and extended by the terms of a Modification and Extension Agreement dated October 7, 2005 between New York Community Bank and Renaissance Equity Holdings LLC E, and duly recorded in said Register’s Office on November 7, 2005 as CRFN 2005000622121;

which said Substitute Mortgage (f), above described, was thereafter duly modified by the terms of a Note and Mortgage Modification Agreement dated as of December 1, 2009 and recorded in said Register’s Office on March 29, 2010 as CRFN 2010000105033;

(g)     Mortgage dated October 7, 2005, made by Renaissance Equity Holdings LLC F to New York Community Bank, in the principal amount of $19,430,000.00, recorded in said Register’s Office on November 4, 2005 as CRFN 2005000619303 (upon which a mortgage tax of $___________ was paid);

Amended and Restated Mortgage Note
Loan Number: 110701749 File No.: 123-33414	Exhibit A Page 2

which said Mortgage (g), above described, was thereafter duly modified by the terms of a Note and Mortgage Modification Agreement dated as of December 1, 2009 and recorded in said Register’s Office on March 29, 2010 as CRFN 2010000105034;

(h)     Mortgage dated October 7, 2005, made by Renaissance Equity Holdings LLC G to New York Community Bank, in the principal amount of $5,760,000.00, recorded in said Register’s Office on November 7, 2005 as CRFN 2005000622116 (upon which a mortgage tax of $___________ was paid);

which said Mortgage (h), above described, was thereafter duly modified by the terms of a Note and Mortgage Modification Agreement dated as of December 1, 2009 and recorded in said Register’s Office on March 29, 2010 as CRFN 2010000105035;

(i)     Mortgage dated September 24, 2012, made by Renaissance Equity Holdings LLC A, Renaissance Equity Holdings LLC B, Renaissance Equity Holdings LLC C, Renaissance Equity Holdings LLC D, Renaissance Equity Holdings LLC E, Renaissance Equity Holdings LLC F and Renaissance Equity Holdings LLC G to New York Community Bank, in the principal amount of $30,325,674.42, and duly recorded in said Register’s Office on October 19, 2012 as CRFN 2012000414206 (upon which a mortgage tax of $849,119.61 was paid);

which said Mortgages (a) through (i), above described, were thereafter duly consolidated into one joint lien and first mortgage in the principal sum of $150,000,000.00, and interest by the terms of a Consolidation, Modification and Extension Agreement dated September 24, 2012, made between Renaissance Equity Holdings LLC A, Renaissance Equity Holdings LLC B, Renaissance Equity Holdings LLC C, Renaissance Equity Holdings LLC D, Renaissance Equity Holdings LLC E, Renaissance Equity Holdings LLC F and Renaissance Equity Holdings LLC G, and New York Community Bank, and duly recorded in said Register’s Office on October 19, 2012 as CRFN 2012000414207;

upon which said Mortgages (a) through (i), above described, as consolidated, there now remains an unpaid principal sum of $147,985,290.85 and interest;

(j)     Mortgage dated October 31, 2014, made by Renaissance Equity Holdings LLC A, Renaissance Equity Holdings LLC B, Renaissance Equity Holdings LLC C, Renaissance Equity Holdings LLC D, Renaissance Equity Holdings LLC E, Renaissance Equity Holdings LLC F and Renaissance Equity Holdings LLC G to New York Community Bank in the principal sum of $20,000,000.00, and interest, and duly recorded in said Register’s Office on November 13, 2014 as CRFN 2014000376339 (upon which a mortgage tax of $560,000.00 was paid);

upon which said Mortgages (j), above described, as consolidated, there now remains an unpaid principal sum of $19,731,372.19 and interest;

Amended and Restated Mortgage Note
Loan Number: 110701749 File No.: 123-33414	Exhibit A Page 3

(k)     Substitute Mortgage B dated as of February 21, 2018, made by 50 Murray Street Acquisition LLC to Deutsche Bank AG, New York Branch, in the principal sum of $78,000,000.00, and interest, and intended to be recorded in said Register’s Office simultaneously herewith (upon which no mortgage tax was paid);

[which Substitute Mortgage B described above as mortgage (k), was derived from that certain Mortgage Splitter and Note Severance Agreement dated as of February 21, 2018, between 50 Murray Street Acquisition LLC and Deutsche Bank AG, New York Branch, which split certain consolidated mortgages encumbering 53 Park Place and 50 Murray Street a/k/a 110-120 Church Street, New York, New York, also known as Block: 126, Lots: 13 and 27, in the County of New York, upon which all mortgage tax had been paid, and as more particularly set forth therein]

which said mortgage (k), above described, was thereafter duly assigned by Deutsche Bank AG, New York Branch, to New York Community Bank, by instrument of assignment dated as of February 21, 2018, and intended to be recorded simultaneously herewith;

which said mortgage (k), above described, was thereafter modified to (i) spread the lien of said mortgage (k) to encumber the Property as more particularly described in Schedule A attached to this Agreement, and (ii) release the property known as 53 Park Place and 50 Murray Street a/k/a 110-120 Church Street, New York, New York, also known as Block: 126, Lots: 13 and 27, in the County of New York, from the lien of said mortgage (k), by the terms of a Mortgage, Spreader, Modification and Release Agreement, dated as of February 21, 2018, between Renaissance Equity Holdings LLC A, Renaissance Equity Holdings LLC B, Renaissance Equity Holdings LLC C, Renaissance Equity Holdings LLC D, Renaissance Equity Holdings LLC E, Renaissance Equity Holdings LLC F and Renaissance Equity Holdings LLC G, 50 Murray Street Acquisition LLC, and New York Community Bank, and intended to be recorded in said Register’s Office simultaneously herewith;

upon which said mortgage (k), above described, there now remains an unpaid principal balance of $78,000,000.00, and interest;

(l)      Mortgage dated as of February 21, 2018, made by Renaissance Equity Holdings LLC A, Renaissance Equity Holdings LLC B, Renaissance Equity Holdings LLC C, Renaissance Equity Holdings LLC D, Renaissance Equity Holdings LLC E, Renaissance Equity Holdings LLC F and Renaissance Equity Holdings LLC G to New York Community Bank in the principal sum of $283,336.96, and interest, and intended to be recorded in said Register’s Office (upon which a mortgage tax of $________________ was paid).

Amended and Restated Mortgage Note
Loan Number: 110701749 File No.: 123-33414	Exhibit A Page 4